NATIONWIDE VARIABLE INSURANCE TRUST

NVIT Amundi Multi Sector Bond Fund

Supplement dated January 17, 2024

to the Summary Prospectus dated May 1, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the Summary Prospectus is amended as follows:

1.	The first paragraph under the section entitled “Performance” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows the volatility or variability of the Fund’s annual total returns over time and shows that Fund performance can change from year to year. The table shows the Fund’s average annual total returns for certain time periods compared to the returns of a comparable broad-based securities index. Remember, however, that past performance is not necessarily an indication of how the Fund will perform in the future. The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance contracts. If these amounts were reflected, returns would be less than those shown.

2.

The table under the section entitled “Performance - Average Annual Total Returns (For the Periods Ended December 31, 2022)” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

	1 Year	5 Years	10 Years
Class I Shares	-2.30%	2.67%	2.77%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees or expenses)	-13.01%	0.02%	1.06%

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